Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

I, Wayne M. Coll, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Precision Optics Corporation, Inc. for the fiscal year ended June 30, 2024;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

	By:	/s/ Wayne M. Coll
Date: October 28, 2024		Wayne M. Coll
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)